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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 26, 1996
                                                       ------------------

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

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
                Georgia                            0-28226                             58-2053632
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    (State or other jurisdiction                  (Commission                          (IRS Employer
          of incorporation)                       File Number)                       Identification No.)


         3350 Cumberland Circle, Atlanta, Georgia                                     30339
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            (Address of principal executive offices)                                (Zip Code)
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Registrant's telephone number, including area code  (770) 850-4400
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                      This document consists of ____ pages

                        The Exhibit Index is at page 4.


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Item 5.  Other Events

         Post Apartment Homes, L.P. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-3555).

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Item 7.  Financial Statements and Exhibits.
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         (c)     Exhibits.

                 4(a)  -      Form of Amendment to Articles of Incorporation
                              designating the 8 1/2% Series A Cumulative
                              Redeemable Preferred Shares

                 10    -      Form of First Amendment to First Amended and
                              Restated Agreement of Limited Partnership of Post
                              Apartment Homes, L.P.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POST APARTMENT HOMES, L.P.
                                     (Registrant)


                                     By:   POST PROPERTIES, INC.,
                                           as general partner

Date: October 1, 1996                      By: John A. Williams
                                              --------------------------
                                               John A. Williams
                                               Chairman of the Board,
                                               Chief Executive Officer
                                               and Director




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                                 EXHIBIT INDEX

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 Exhibit Number and Description                                                       Page
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

 4(a) - Form of Amendment to Articles of Incorporation designating the 81/2% Series A Cumulative Redeemable Preferred Shares

 10   -      Form of First Amendment to First Amended and Restated Agreement of
             Limited Partnership of Post Apartment Homes, L.P.
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